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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 Current Report

                      Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------

         Date of Report (Date of earliest event reported): May 20, 2004

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                      1-12387                  76-0515284
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation                File Number)            of Incorporation
      or organization)                                      Identification No.)



       500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS         60045
         (Address of Principal Executive Offices)        (Zip Code)




       Registrant's telephone number, including area code: (847) 482-5000



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 20, 2004, Tenneco Automotive Inc. announced that it is amending its previously announced cash tender offer to seek approximately $130,000,000 aggregate principal amount of its 11-5/8% Senior Subordinated Notes due 2009, rather than the full outstanding $500,000,000 aggregate principal amount previously sought. The announcement was contained in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.       Description
-----------       -----------

99.1              Press release issued May 20, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              TENNECO AUTOMOTIVE INC.


Date:    May 20, 2004                         By:  /s/ Kenneth R. Trammell
                                                 ------------------------------
                                                 Kenneth R. Trammell
                                                 Senior Vice President and
                                                 Chief Financial Officer